SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 17, 2004



                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                   001-14480                  95-4592204
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)





     6355 TOPANGA CANYON BOULEVARD, SUITE 520
            WOODLAND HILLS, CALIFORNIA                            91367
     (Address of Principal Executive Offices)                  (Zip Code)




                                 (818) 615-1500
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7. - FINANCIAL STATEMENT AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press  Release  dated August 17,  2004,  published by
                           Brilliant    Digital    Entertainment,    Inc.   (the
                           "Registrant").

ITEM 12. - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 17, 2004, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The  information  in this report  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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


                                   SIGNATUREs

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BRILLIANT DIGITAL ENTERTAINMENT, INC.



Date:    August 17, 2004                  By:      /S/ TYLER TARR
                                             -----------------------------------
                                                   Tyler Tarr
                                                   Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1 Press Release dated August 17, 2004, published by Brilliant Digital Entertainment, Inc.


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